PROSPECTUS SUPPLEMENT

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company

Supplement dated March 15, 2024,
to
Prospectuses dated May 1, 2023,
for
Stag Protector® Variable Universal Life Policies

This supplement updates and amends certain information contained in the current prospectus and updating summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective March 1, 2024, the following Funds have restated their expenses: Fidelity® VIP ContrafundSM Portfolio, Fidelity® VIP Equity-Income Portfolio, and Fidelity® VIP Mid Cap Portfolio. The rows for these Funds in APPENDIX A: Funds Available Under the Policy are hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large Growth	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.81%	(26.49)%	8.39%	11.15%
Large Value	[1] Fidelity® VIP Equity-Income Portfolio (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.47%	(4.96)%	8.16%	10.19%
Large Value	Fidelity® VIP Equity-Income Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.72%	(5.25)%	7.88%	9.91%
Mid-Cap Growth	Fidelity® VIP Mid Cap Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.82%	(14.97)%	5.68%	9.69%
1 Policies issued prior to October 3, 2005 receive this share class.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP215                                                HLP-204, HLP-206